AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 1996
                                                  REGISTRATION NO. 333-_________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              RAINFOREST CAFE, INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

                                   41-1779527
                        (IRS Employer Identification No.)

                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343
                    (Address of principal executive offices)

                     1995 STOCK OPTION AND COMPENSATION PLAN
                              (Full title of Plan)

                                MARTIN J. O'DOWD
                              RAINFOREST CAFE, INC.
                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343
                                 (612) 945-5400
            (Name, address and telephone number of agent for service)

                                   Copies to:

                             DOUGLAS T. HOLOD, ESQ.
                             SHAWN R. MCINTEE, ESQ.
                         MASLON EDELMAN BORMAN & BRAND,
                  A PROFESSIONAL LIMITED LIABILITY PARTNERSHIP
                               3300 NORWEST CENTER
                           MINNEAPOLIS, MN 55402-4140
                                                         (612) 672-8200

                         CALCULATION OF REGISTRATION FEE

TITLE OF                                                  PROPOSED MAXIMUM          PROPOSED MAXIMUM
OF SECURITIES TO BE            AMOUNT TO BE               OFFERING PRICE            AGGREGATE                 AMOUNT OF
REGISTERED                     REGISTERED (1)             PER SHARE (1)(2)          OFFERING PRICE (2)        REGISTRATION FEE
- ------------------------------------------------------------------------------------------------------------------------------
Common Stock (no                     750,000                    $33.00                 $24,750,000.00               $8,534.48
par value per share)                 shares



(1)  The share amounts reflect a 3 for 2 stock split effective July 1, 1996.

(2) Estimated solely for purposes of computing the registration fee in accordance with Rule 457(h) and based upon the average of the high and low prices of the Common Stock on the NASDAQ National Market System on July 1, 1996.




                             Exhibit Index at Page 5

                                   Page 1 of 8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the registrant with the Securities and Exchange Commission are incorporated herein by reference and made a part hereof:

     (a) The contents of Registration Statement on Form S-8 No. 33-96430, filed on August 31, 1995.

     (b) The contents of the Registrant's Form 10-K for the fiscal year ended December 31, 1995.

     (c) The contents of the Registrant's Form 10-Q for the first quarter ended March 31, 1996.

     All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.


ITEM 8.  EXHIBITS.

     5.       Opinion of Maslon Edelman Borman & Brand, P.L.L.P.
     23.1     Consent of Lund Koehler Cox & Company, PLLP
     23.2     Consent of Arthur Andersen LLP
     23.3     Consent of Maslon Edelman Borman & Brand, P.L.L.P.
               (contained in Exhibit 5).
     24.      Power of Attorney (included on Page 3).




                                   Page 2 of 8



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on July 2, 1996.

                             RAINFOREST CAFE, INC.
                               Registrant

                             By s/ Martin J. O'Dowd
                                   Martin J. O'Dowd
                                   President (Chief Operating Officer)


                                POWER OF ATTORNEY

      We, the undersigned officers and directors of Rainforest Cafe, Inc., hereby severally constitute Martin J. O'Dowd, our true and lawful attorney with full power to him, to sign for us and in our names, in the capacities indicated below the registration statement filed herewith and any amendments to said registration statement, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Rainforest Cafe, Inc. to comply with the provisions of the Securities Act of 1933 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                                        TITLE                                           DATE


 s/ Lyle Berman                             Chairman of the Board, Chief                July 2, 1996
- ------------------------------------        Executive Officer and Director
Lyle Berman


 s/ Martin J. O'Dowd                        President (Principal                        July 2, 1996
- ------------------------------------        Executive Officer)and
Martin J. O'Dowd                            Director


 s/ Steven W. Schussler                     Executive Vice President and Director       July 2, 1996
- ------------------------------------
Steven W. Schussler


 s/ Ercu Ucan                               Executive Vice President and Director       July 2, 1996
- ------------------------------------
Ercu Ucan





                                                         Page 3 of 8




 s/ David L. Rogers                         Director                                    July 2, 1996
- ------------------------------------
David L. Rogers


 s/ Joel N. Waller                          Director                                    July 2, 1996
- ------------------------------------
Joel N. Waller


 s/ David W. Anderson                       Director                                    July 2, 1996
- ------------------------------------
David W. Anderson


 s/ Mark S. Robinow                         Chief Financial Officer                     July 2, 1996
Mark S. Robinow                              (Principal Financial Officer)



                                                         Page 4 of 8




                                    EXHIBITS



Exhibit Number           Description of Exhibit                         Page No.

5.               Opinion of Maslon Edelman Borman & Brand, P.L.L.P.         6
23.1             Consent of Lund Koehler Cox & Company, PLLP                7
23.2             Consent of Arthur Andersen LLP                             8
23.3             Consent of Maslon Edelman Borman & Brand, P.L.L.P.
                    (contained in Exhibit 5).                               6
24.              Power of Attorney (included on Page 3).                    3

                                   Page 5 of 8